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                                                                    EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT

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
      NAME                                                PLACE OF INCORPORATION
H.S. Trask & Co. ...................................            Montana
Penobscot Shoe Company .............................            Maine
Royal Robbins, Inc. ................................            California
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